UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2021

METROMILE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39484	84-4916134
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

425 Market Street #700 San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 242-5204

INSU Acquisition Corp. II, 2929 Arch Street, Suite 1703, Philadelphia, PA 19104

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	INAQ	Nasdaq Capital Market
Warrants, each to purchase one share of Class A Common Stock	INAQW	Nasdaq Capital Market
Units, each consisting of one share of Class A Common Stock and one- third of one Warrant	INAQU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

As previously announced, on November 24, 2020, INSU Acquisition Corp. II (n/k/a Metromile, Inc.) (the “Company”) entered into an Agreement and Plan of Merger and Reorganization (as amended, the “Merger Agreement”) by and among the Company, INSU II Merger Sub Corp. (“Merger Sub”), and MetroMile, Inc. (n/k/a Metromile Operating Company) (“Metromile”), which provides for, among other things, Merger Sub to be merged with and into Metromile with Metromile being the surviving corporation in the merger and a wholly owned subsidiary of the Company (the “Merger” and together with the other transactions contemplated by the Merger Agreement, the “Transactions”). As a result of the Transactions, Metromile and its various operating subsidiaries will become subsidiaries of the Company, with the former stockholders of Metromile becoming stockholders of the Company.

On February 9, 2021, the Company held a special meeting in lieu of its 2021 annual meeting of stockholders (the “Special Meeting”).  At the Special Meeting, holders of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), and holders of the Company’s Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”) voted together as a single class. At the Special Meeting, only those holders of shares of Common Stock at the close of business on December 30, 2020, the record date, were entitled to vote. As of the record date, 31,386,667 shares of Common Stock were outstanding and entitled to vote. At the Special Meeting, a total of 20,644,408 shares of Common Stock, representing approximately 65.77% of the outstanding shares of Common Stock entitled to vote, were present online or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the proposals described below were considered. Each proposal voted on at the Special Meeting is further described in detail in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission and mailed to stockholders commencing on or about January 19, 2021 (“Proxy Statement”).

The final results of the matters submitted to a vote of stockholders at the Special Meeting are as follows:

1.	With respect to the approval and adoption of the Merger Agreement, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
20,624,260	17,765	2,383	0

Total Shares of Common Stock Exercising Redemption Rights: 8,372

2.	With respect to the approval of an amendment to the Company’s current amended and restated certificate of incorporation to increase the number of authorized shares of Class A Common Stock, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
20,546,193	69,001	29,214	0

3.	With respect to the approval of an amendment to the Company’s current amended and restated certificate of incorporation to provide for (a) reclassification of the Company’s Class A Common Stock as common stock; (b) authorization of the issuance of up to 10,000,000 shares of “blank check” preferred stock; (c) the creation of an additional class of directors so that there will be three classes of directors with staggered terms of office; and (d) additional changes, including changing the Company’s corporate name to “Metromile, Inc.” and removing provisions applicable only to special purpose acquisition companies, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
17,329,994	3,285,925	28,489	0

4.	With respect to the approval of a proposal to approve, for purposes of complying with applicable NASDAQ Listing Rules, (a) the issuance of more than 20% of the Company’s issued and outstanding Common Stock and the resulting change of control in connection with the Merger and (b) the issuance of up to 19,500,000 shares of the Class A Common Stock in connection with the PIPE Investment (as defined in the Proxy Statement), the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
20,604,061	30,743	9,604	0

5.	With respect to the approval of the proposal to adopt the Metromile, Inc. 2021 Equity Incentive Plan, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
17,338,766	3,278,958	26,684	0

6.	With respect to the approval of the proposal to adopt the Employee Stock Purchase Plan, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
17,350,169	3,271,575	22,664	0

7.	With respect to the election of two Class I directors to the Company’s board of directors to serve until the earlier of the effective time of the Merger and the consummation of the Transactions and the 2023 annual meeting of stockholders, the votes were as follows:

Daniel G. Cohen

FOR	AGAINST	ABSTAIN	NON-VOTES
17,133,866	12	3,510,530	0

John C. Chrystal

FOR	AGAINST	ABSTAIN	NON-VOTES
20,467,654	12	176,742	0

8.	With respect to the election of two Class I directors, two Class II directors and two Class III directors, effective as of and contingent upon the effective time of the Merger and the consummation of the Transactions, to serve on the Company’s board of directors until the 2022, 2023 and 2024 annual meeting of stockholders, respectively, the votes were as follows:

Class I – 2022 Annual Meeting of Stockholders

Colin Bryant

FOR	AGAINST	ABSTAIN	NON-VOTES
20,426,589	12	217,807	0

Vikas Singhal

FOR	AGAINST	ABSTAIN	NON-VOTES
20,434,361	12	210,035	0

Class II – 2023 Annual Meeting of Stockholders

David Friedberg

FOR	AGAINST	ABSTAIN	NON-VOTES
20,413,579	12	230,817	0

Ryan Graves

FOR	AGAINST	ABSTAIN	NON-VOTES
20,475,595	12	168,801	0

Class III – 2024 Annual Meeting of Stockholders

Betsy Z. Cohen

FOR	AGAINST	ABSTAIN	NON-VOTES
20,425,157	12	219,239	0

Dan Preston

FOR	AGAINST	ABSTAIN	NON-VOTES
20,470,993	12	173,403	0

9.	With respect to the approval of the proposal to adjourn the special meeting, if necessary, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
20,577,643	32,992	33,773	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2021

METROMILE, INC.

By:	/s/ Dan Preston
Name:	Dan Preston
Title:	Chief Executive Officer

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